       Morgan Stanley Institutional Fund, Inc. Emerging Markets Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Novate  7/21/  524,45  $16.75 $878,45  207,63    0.40%   0.24   Morgan    UBS
 k OAO    05     3             8,775      0                     Stanle  Warbur
                                                                y, UBS     g
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Morgan
                                                                Stanle
                                                                y, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Troika
                                                                Dialog
                                                                , Alfa
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Vneshe
                                                                conomb
                                                                 ank

                                                                China
                                                                Intern  Credit
 China  10/21    -     $2.37  $8,020,  27,948    0.11%  0.55%   ationa  Suisse
Constr   /05                  000,000   ,000                      l      First
uction                                                          Capita  Boston
 Bank                                                             l
Corpor                                                          Corpor
 ation                                                          ation,
                                                                Morgan
                                                                Stanle
                                                                y, CCB
                                                                Intern
                                                                ationa
                                                                  l
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston

                                                                Merril
                                                                  l
 ICICI  12/6/    -     $26.75 $433,08  48,000    0.30%  0.07%   Lynch   Merril
 Bank     05                   7,850                            Intern     l
  LTD                                                           ationa   LYnch
                                                                  l,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Nomura
                                                                Securi
                                                                 ties